This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name:  FV Steel & Wire Company ("FVSW")              Case No:  04-22421-SVK
            Keystone Consolidated Industries, Inc. ("KCI")          04-22422-SVK
            DeSoto Environmental Management, Inc. ("DEMI")          04-22423-SVK
            J.L. Prescott Company ("JLP")                           04-22424-SVK
            Sherman Wire Company ("SWC")                            04-22425-SVK
            Sherman Wire of Caldwell, Inc.("SWCI")                  04-22426-SVK


                          FOR MONTH OF NOVEMBER, 2004.


                              I. FINANCIAL SUMMARY


                                              CASH RECEIPTS AND DISBURSEMENTS

                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total

A.  CASH ON HAND START OF MONTH         $0 $9,138,891       $0        $0     $479        $0  $9,139,370
                                 ----------------------------------------------------------------------
B.  RECEIPTS                             0 58,458,552        0         0   13,593     1,250  58,473,395
C.  DISBURSEMENTS                        0 54,781,232        0         0   14,929     1,250  54,797,411
                                 ----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0  3,677,320        0         0   (1,336)        0   3,675,984
                                 ----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0 $12,816,211      $0        $0    ($857)       $0 $12,815,354
                                 ======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $10,651,790 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $56,263,400.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total

A   NET SALES                           $0 $20,485,442      $0        $0 $1,173,854      $0 $21,659,296 ($1,131,362) $20,527,934
B.  COST OF SALES                        0 18,542,731        0         0  864,515         0  19,407,246  (1,131,362)  18,275,884
                                 -----------------------------------------------------------------------------------------------
C.  GROSS PROFIT                         0  1,942,711        0         0  309,339         0   2,252,050           0    2,252,050
D.  TOTAL OPERATING EXPENSES         3,549  4,397,538        0    60,000  329,701     9,400   4,800,188    (202,612)   4,597,576
                                 -----------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATION(3,549)(2,454,827)       0   (60,000) (20,362)   (9,400) (2,548,138)    202,612   (2,345,526)
F.  NON-OPERATING, NON-RECURRING
       REVENUEE(EXPENSES))           7,713   (539,042)  60,000         0   69,357         0    (401,972)   (202,612)    (604,584)
                                 -----------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)               $4,164 ($2,993,869)$60,000  ($60,000) $48,995   ($9,400)($2,950,110)         $0  ($2,950,110)
                                 ===============================================================================================


This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations        Total
A.  Related to Business Operations:
    Total Revenue (Sales)                  $20,485,442                   $1,173,854         $21,659,296 ($1,131,362) $20,527,934
                                 -----------------------------------------------------------------------------------------------

    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost           40,194,517                    2,140,313          42,334,830               42,334,830
      Add: Purchases                        34,657,460                      964,371          35,621,831  (1,131,362)  34,490,469
      Less:  Ending Inventory at Cost       56,309,246                    2,240,169          58,549,415               58,549,415
                                 -----------------------------------------------------------------------------------------------
    Cost of Good Sold                    0  18,542,731      0       0       864,515      0   19,407,246  (1,131,362)  18,275,884
                                 -----------------------------------------------------------------------------------------------

    Gross Profit                         0  1,942,711       0       0       309,339      0    2,252,050           0    2,252,050
                                 -----------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                     40,577                                            40,577                   40,577
      Salaries and Wages --
        Othe Employees                      1,082,182                      77,423             1,159,605                1,159,605
      Employee Benefits and Pensions   105  1,031,376                      34,001     3,831   1,069,313                1,069,313
      Payroll Taxes                            91,310                      13,405               104,715                  104,715
      Real Estate Taxes                        12,232                      10,852      (192)     22,892                   22,892
      Federal and State Income Taxes                0                                                 0                        0
      Rent and Lease Expense                   29,822                       1,838                31,660                   31,660
      Interest Expense                        421,992             60,000                        481,992    (191,743)     290,249
      Insurance                              (677,821)                     12,730              (665,091)                (665,091)
      Automobile Expense                            0                           0                     0                        0
      Utilities                               424,768                      11,192       271     436,231                  436,231
      Depreciation and Amortization  3,444    977,646                      89,960     4,297   1,075,347                1,075,347
      Repairs and Maintenance                 143,213                       9,439         0     152,652                  152,652
      Advertising                              44,677                                            44,677                   44,677
      Supplies, Office Expense and Photocopies130,482                       7,480               137,962                  137,962
      Bad Debts                                     0                                                 0                        0
      Miscellaneous                      0    645,082        0         0   61,381     1,193     707,656     (10,869)     696,787
                                 -----------------------------------------------------------------------------------------------
    Total Operating Expenses         3,549  4,397,538        0    60,000  329,701     9,400   4,800,188    (202,612)   4,597,576
                                 -----------------------------------------------------------------------------------------------

    Net Income (Loss) From Operation(3,549)(2,454,827)       0   (60,000) (20,362)   (9,400) (2,548,138)    202,612   (2,345,526)
                                 -----------------------------------------------------------------------------------------------


B.  Not Related to Business Operations:
    Revenue:
      Interest Income                  713     13,656   60,000            131,743               206,112   (191,743)       14,369
      Net Gain (Loss) on Sale of Assets        (6,040)                                           (6,040)                  (6,040)
      Other                          7,000     49,892        0         0        0         0      56,892    (10,869)       46,023
                                 -----------------------------------------------------------------------------------------------
    Total Non-Operating Revenue      7,713     57,508   60,000         0  131,743         0     256,964   (202,612)       54,352
                                 -----------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees        0    596,550        0         0   62,386         0     658,936         0        658,936
      Other                              0          0        0         0        0         0           0         0              0
                                 -----------------------------------------------------------------------------------------------
    Total Non-Operating Expenses         0    596,550        0         0   62,386         0     658,936         0        658,936
                                 -----------------------------------------------------------------------------------------------

    Net Income (Loss) For Period    $4,164 ($2,993,869)$60,000  ($60,000) $48,995   ($9,400)($2,950,110)       $0    ($2,950,110)
                                 ===============================================================================================


Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                                                     IV. BALANCE SHEET

                                                                                                    Sub      Elimin-
                          FVSW         KCI       DEMI      JLP               SWC        SWCI       Total       ations     Total
                          ----         ---       ----      ---               ---        ----       -----     --------     -----

    ASSETS
Current
 Cash                              $12,816,211                               ($857)             $12,815,354              $12,815,354
 Inventory                53,582    39,288,666                           2,435,360               41,777,608               41,777,608
 Accounts Receivable                28,695,879                             691,231       6,000   29,393,110               29,393,110
 Prepaid Expenses                    1,455,587                             143,480       1,264    1,600,331                1,600,331
 Other - Exhibit E        76,425       902,642 15,149,793     0            294,558           0   16,423,418 (15,447,854)     975,564
                       -------------------------------------------------------------------------------------------------------------
  Total Current Assets   130,007    83,158,985 15,149,793     0          3,563,772       7,264  102,009,821 (15,447,854)  86,561,967
                       -------------------------------------------------------------------------------------------------------------

Fixed
 Property and
  Equipment            1,175,330   323,820,024                          21,679,004   2,285,279  348,959,637              348,959,637
 Accumulated
  Depreciation          (733,318) (242,001,188)                        (17,056,964) (1,823,364)(261,614,834)           (261,614,834)
                      --------------------------------------------------------------------------------------------------------------
  Total Fixed Assets     442,012    81,818,836        0       0          4,622,040     461,915   87,344,803         0    87,344,803
                      --------------------------------------------------------------------------------------------------------------

Other
 Restricted Investments              5,716,907                             248,296                5,965,203                5,965,203
 Prepaid Pension Asset             135,544,112                                                  135,544,112              135,544,112
 Deferred Financing Costs            1,323,145                                                    1,323,145                1,323,145
 Goodwill                              751,508                                                      751,508                  751,508
 Other - Exhibit F       115,000    39,599,978        0       0          2,246,871        0      41,961,849 (41,173,674)     788,175
                      --------------------------------------------------------------------------------------------------------------
  Total Other Assets     115,000   182,935,650        0       0          2,495,167        0     185,545,817 (41,173,674) 144,372,143
                      --------------------------------------------------------------------------------------------------------------

   Total Assets         $687,019  $347,913,471 $15,149,793   $0        $10,680,979    $469,179 $374,900,441($56,621,528)$318,278,913
                      ==============================================================================================================


    LIABILITIES
Current
 Pre-Petition
  Accounts Payable                  19,656,412                           1,012,833      54,503   20,723,748               20,723,748
 Post-Petition
  Accounts Payable                  10,664,196                             134,071       2,500   10,800,767               10,800,767
 Pre-Petition
  Accounts Payable
  -Affiliates        (2,649,073)    88,168,050   5,774,107 15,552,291  (89,758,156) (1,459,080)  15,628,139 (14,904,350)     723,789
 Post-Petition
  Accounts Payable
  -Affiliates          (133,005)     4,103,345     310,882    418,530     (993,929)   (146,773)   3,559,050    (543,504)   3,015,546
 Pre-Petition
  Accrued Expenses
  - Exhibit G             3,183     16,806,618      35,632    (36,000)   6,668,380      64,082   23,541,895          0    23,541,895
 Post-Petition
  Accrued Expenses
  - Exhibt H                 0      11,227,989        0         0          230,016      (2,580)  11,455,425          0    11,455,425
 Post-Petition
  Accrued Professional
  Fees                               4,069,450                               2,939                4,072,389                4,072,389
 Post-Petition
  Accrued Other
  Taxes - Exhibit M                    207,196        0         0           91,094        1,881     300,171          0       300,171
 Pre-Petition
  Notes Payable
  and Current
  Maturities of
  Long Term Debt                    28,116,000                              20,290               28,136,290               28,136,290
 Post-Petition
  Notes Payable
  and Current
  Maturities
  of Long Term Debt                 27,800,771                             (15,743)              27,785,028               27,785,028
 Accrued OPEB Cost                  11,441,001               155,000       297,662               11,893,663               11,893,663
 Income Taxes Payable
 Pre-petition accrued
  pref. Stock dividends             11,845,805                                                   11,845,805               11,845,805
 Post petition accrued
  pref. Stock dividends              5,461,178                                                    5,461,178                5,461,178
                       -------------------------------------------------------------------------------------------------------------
   Total Current
    Liabilities       (2,778,895)  239,568,011  6,120,621  16,089,821  (82,310,543) (1,485,467) 175,203,548 (15,447,854) 159,755,694
                       -------------------------------------------------------------------------------------------------------------

Long Term
 Pre-Petition
  Long Term Debt                    32,180,761                                                   32,180,761               32,180,761
 Post-Petition
  Long Term Debt                                                                                          0                        0
 Accrued OPEB Cost        34,849   115,580,883              1,446,589    9,116,120              126,178,441              126,178,441
 Accrued Pension Cost                3,025,528                                                    3,025,528                3,025,528
 Pre-Petition
  Accrued Expenses
  - Exhibit I                  0    11,096,137  3,573,908         0         0            0       14,670,045       0       14,670,045
 Post-Petition
  Accrued Expenses
  - Exhibit J                  0       851,306   (184,511)        0         0            0          666,795       0          666,795
                          ----------------------------------------------------------------------------------------------------------
   Total Long
    Term Liabilities      34,849   162,734,615 3,389,397  1,446,589      9,116,120       0      176,721,570       0      176,721,570
                          ----------------------------------------------------------------------------------------------------------

Preferred Stock                      2,112,000                                                    2,112,000                2,112,000
                          ----------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common Stock             10,000    10,798,251        6   2,246,866      5,619,274       1,000   18,675,397   (7,877,145) 10,798,252
 Additional
  Paid-In Capital                   35,764,318                          27,579,007               63,343,325  (27,579,007) 35,764,318
 Accumulated Deficit   3,421,065 (103,051,599)5,639,769 (19,783,276)    84,234,574  1,953,646  (27,585,821) (39,274,975)(66,860,796)
 Treasury Stock                       (12,125)                         (33,557,453)            (33,569,578)  33,557,453     (12,125)
                          ----------------------------------------------------------------------------------------------------------
  Total Stockholders'
   Equity (Deficit)    3,431,065  (56,501,155)5,639,775 (17,536,410)    83,875,402  1,954,646   20,863,323  (41,173,674)(20,310,351)
                          ----------------------------------------------------------------------------------------------------------

  Total Liabilities
   & Stockholders'
   Equity (Deficit)     $687,019 $347,913,471$15,149,793     $0        $10,680,979   $469,179 $374,900,441 ($56,621,528)$318,278,913
                        ============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                                    EXHIBIT E

                              OTHER CURRENT ASSETS


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     ------     -----
    Interest Receivable             $1,425                                                       $1,425               $1,425
    Note Receivable                 75,000                                                       75,000               75,000
    Intercompany Receivable                   825,083 15,149,793          294,558            16,269,434 (15,447,854) 821,580
    Short Term Investments                     20,428                                            20,428               20,428
    Receivable From EB Plans                   54,704                                            54,704               54,704
    Stop Loss Receivable                        1,927                                             1,927                1,927
    Security Deposit                              500                                               500                  500
                                 --------------------------------------------------------------------------------------------
                                   $76,425   $902,642 $15,149,793     $0 $294,558        $0 $16,423,418 ($15,447,854)$975,564
                                 ============================================================================================


                                    EXHIBIT F

                             OTHER LONG TERM ASSETS


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     -------    -----

    Note Receivable               $115,000                                                     $115,000               $115,000
    Rail Cars                                 345,125                                           345,125                345,125
    Investment in
     Sherman Wire Corp.                    38,915,803                                        38,915,803 (38,915,803)         0
    Investment in Fox
     Valley Steel & Wire                       10,000                                            10,000     (10,000)         0
    Investment in
     Sherman Wire of
     Caldwell Inc.                              1,000                                             1,000      (1,000)         0
    Investment in J.L.
     Prescott/DEMI                                                        2,246,871           2,246,871  (2,246,871)         0
    Long Term Insurance Receivable            323,250                                           323,250                323,250
    Deposits                                    4,800                                             4,800                  4,800
                                                                                                      0                      0
                                 ---------------------------------------------------------------------------------------------
                                 $115,000 $39,599,978      $0      $0    $2,246,871      $0 $41,961,849 ($41,173,674) $788,175
                                 =============================================================================================


                                    EXHIBIT G

                     PRE-PETITION ACCRUED EXPENSES - CURRENT


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     ------     -----

    Income Taxes                    $3,183             $35,632  ($36,000)($70,091)             ($67,276)            ($67,276)
    Worker Comp Exp                         3,095,345                        (168)            3,095,177            3,095,177
    Missar Pension                                  0                      19,935                19,935               19,935
    Unclaimed Property                          6,487                      17,540                24,027               24,027
    Abandoned Real Estate Exp                       0                     658,744               658,744              658,744
    Legal and Professional Fees               245,464                     487,932               733,396              733,396
    Self-Insurance Liability                2,605,387                    5,050,166            7,655,553            7,655,553
    Pensions                                        0                      15,704                15,704               15,704
    Salaries/Wages                             77,616                      47,300               124,916              124,916
    Holiday Pay/Vacations                      78,910                     127,854               206,764              206,764
    FICA - Employer                                 0                       3,257                 3,257                3,257
    Federal Unemployment Taxes                      0                       3,397                 3,397                3,397
    State Unemployment Taxes                        0                      20,577                20,577               20,577
    Defined Contribution Plan                       0                      28,615                28,615               28,615
    Medical Insurance                          86,560                      88,737    16,419     191,716              191,716
    Utilities                                       0                       5,049      (110)      4,939                4,939
    Volume Incentive Plan                           0                      72,000                72,000               72,000
    Property Tax                                    0                      32,865     5,973      38,838               38,838
    Sales/Use Tax                                   0                       8,124     1,800       9,924                9,924
    Customer Overpayments                           0                      50,843                50,843               50,843
    Other - Plant Shut-Down                         0                                40,000      40,000               40,000
    Goods received not invoiced                     0                                                 0                    0
    Unearned Revenue                                0                                                 0                    0
    Sales Rebates/Discounts                 1,114,776                                         1,114,776            1,114,776
    Manufacturing Misc                              0                                                 0                    0
    EPA                                     7,886,593                                         7,886,593            7,886,593
    Medical Insurance                         951,800                                           951,800              951,800
    Accrued State Franchise Tax               172,743                                           172,743              172,743
    Accrued Bank Service Charge                (9,925)                                           (9,925)              (9,925)
    Accrued Interest                          454,639                                           454,639              454,639
    Accrued travel                             40,223                                            40,223               40,223
    Accrued taxes - other                                                                             0                    0
                                 --------------------------------------------------------------------------------------------
                                    $3,183 $16,806,618 $35,632  ($36,000)$6,668,380 $64,082 $23,541,895        $0 $23,541,895
                                 ============================================================================================

This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                                    EXHIBIT H

                    POST PETITION ACCRUED EXPENSES - CURRENT


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     ------     -----

    Abandoned Real Estate Exp                     154                      40,800                40,954               40,954
    Pensions                                        0                      72,236                72,236               72,236
    Salaries/Wages                            624,307                      (5,665)              618,642              618,642
    Holiday Pay/Vacations                   4,673,809                       8,495             4,682,304            4,682,304
    Defined Contribution Plan               1,228,109                      52,410             1,280,519            1,280,519
    Medical Insurance                          21,349                     (20,543)   (3,184)     (2,378)              (2,378)
    Utilities                                 220,436                      57,872       604     278,912              278,912
    Legal                                     172,975                      (5,830)              167,145              167,145
    Professional Fees                         403,655                                           403,655              403,655
    Goods Received Not Invoiced               669,067                                           669,067              669,067
    Worker's Compensation                     701,721                                           701,721              701,721
    Unearned Revenue                              769                                               769                  769
    Sales Rebates/Discounts                   592,137                                           592,137              592,137
    Abanondon Property                              0                                                 0                    0
    Miscellaneous                           1,250,000                      30,241             1,280,241            1,280,241
    Accrued Bank Service Charge                22,682                                            22,682               22,682
    Accrued Self-Insurance Losses            (342,206)                                         (342,206)            (342,206)
    Accrued Interest                          505,978                                           505,978              505,978
    Accrued Travel                                  0                                                 0                    0
    Accrued Profit Sharing                    449,297                                           449,297              449,297
    Accrued Management Fees                    33,750                                            33,750               33,750
                                 --------------------------------------------------------------------------------------------
                                        $0 $11,227,989      $0        $0 $230,016   ($2,580)$11,455,425        $0 $11,455,425
                                 ============================================================================================


                                    EXHIBIT I

                    PRE-PETITION ACCRUED EXPENSES - LONG TERM


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     ------     -----

    Environmental                           3,127,000 3,573,908                               6,700,908            6,700,908
    Workmans Compensation                   1,846,775                                         1,846,775            1,846,775
    Accrued Deferred Interest Exp.            781,715                                           781,715              781,715
    L/T Deferred Compensation                  15,660                                            15,660               15,660
    Long Term Disability                       32,987                                            32,987               32,987
    L/T Deferred Tax Liability              5,292,000                                         5,292,000            5,292,000
                                                                                                      0                    0
                                 --------------------------------------------------------------------------------------------
                                        $0 $11,096,137$3,573,908      $0       $0        $0 $14,670,045        $0 $14,670,045
                                 ============================================================================================


                                    EXHIBIT J

                   POST PETITION ACCRUED EXPENSES - LONG TERM


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     ------     -----

    Workmans Compensation                    $848,579                                          $848,579             $848,579
    Long Term Disability                        2,727                                             2,727                2,727
    Environmental                                     (184,511)                                (184,511)            (184,511)
                                                                                                      0                    0
                                                                                                      0                    0
                                                                                                      0                    0
                                                                                                      0                    0
                                 --------------------------------------------------------------------------------------------
                                        $0   $851,306 ($184,511)      $0       $0        $0    $666,795        $0   $666,795
                                 ============================================================================================



                                                         EXHIBIT M

                                             POST PETITION ACCRUED OTHER TAXES


                                                                                                Sub      Elimin-
                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total     ations     Total
                                   ----       ---       ----      ---      ---      ----       -----     -------    -----

    FICA - Employer                          $188,510                        -682              $187,828             $187,828
    Federal Unemployment Taxes                      0                      (3,235)               (3,235)              (3,235)
    State Unemployment Taxes                        0                     (19,326)              (19,326)             (19,326)
    Property Tax                              250,017                     111,931     1,881     363,829              363,829
    Sales/Use Tax                               1,590                       2,406                 3,996                3,996
    Accrued State Franchise Tax              (193,658)                                         (193,658)            (193,658)
    Miscellaneous                             (39,263)                                          (39,263)             (39,263)
                                 --------------------------------------------------------------------------------------------
                                        $0   $207,196       $0        $0  $91,094    $1,881    $300,171        $0   $300,171
                                 ============================================================================================

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